Trust for Advised Portfolios
Supplement dated March 1, 2023
to the Summary Prospectus
dated January 31, 2023 for the
Ziegler FAMCO Hedged Equity Fund

Wiley Angell departed as Portfolio Manager of the Ziegler FAMCO Hedged Equity Fund effective as of the close of business on February 28, 2023. Accordingly, all references and information pertaining to Wiley Angell are hereby removed.

Sean Hughes, CFA, Davis Rushing, and Kelly Rushing continue as portfolio managers to the Ziegler FAMCO Hedged Equity Fund.

Please keep this supplement with your Summary Prospectus.